UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
July 24, 2013

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

            The annual meeting of stockholders of Inter Parfums, Inc. was held on July 24, 2013 at 10:00 a.m., local time, at the offices of the company, 551 Fifth Avenue, New York, New York 10176.

            We held our election of directors, and our stockholders also voted on three other proposals.

            (1)  Election of Directors. The following individuals were nominated for election as members of the Board of Directors to hold office for a term of one (1) year until the next annual meeting of stockholders and until their successors are elected and qualify: Jean Madar, Philippe Benacin, Russell Greenberg, Philippe Santi, Francois Heilbronn, Jean Levy, Robert Bensoussan, Serge Rosinoer and Patrick Choël. The results of the voting were as set forth below. A plurality of the votes having been cast in favor of each of the above-named Directors, they were duly elected to serve a one (1) year term.

Nominee

Votes For

Votes Withheld

Broker Non-Votes

Abstentions

Jean Madar

27,045,696

774,346

-0-

-0-

Philippe Benacin

26,687,384

1,132,658

-0-

-0-

Russell Greenberg

25,719,705

2,100,337

-0-

-0-

Philippe Santi

23,580,689

4,239,353

-0-

-0-

Francois Heilbronn

23,559,528

4,260,514

-0-

-0-

Jean Levy

26,874,658

945,384

-0-

-0-

Robert Bensoussan

27,485,440

334,602

-0-

-0-

Serge Rosinoer

27,532,995

287,047

-0-

-0-

Patrick Choël

26,826,845

993,197

-0-

-0-

            (2)  Advisory vote on the compensation of our named executive officers: A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non Votes
27,285,256	530,047	4,739	-0-

            (3)  Proposal to approve the adoption of an amendment to our 2004 Stock Option Plan to permit options to be granted under the 2004 Stock Option Plan until March 31, 2024: A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non Votes
25,767,887	2,045,848	6,307	-0-

            (4)  Proposal to approve the adoption of an amendment to our 2004 Nonemployee Director Stock Option Plan to permit options to be granted under the 2004 Nonemployee Director Stock Option Plan until March 31, 2024: A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non Votes
27,651,799	162,928	5,315	-0-

            At our annual meeting in 2011, our shareholders voted in favor of having the advisory vote concerning compensation of our named executive officers every year. We held the advisory vote at the 2012 annual meeting and at this 2013 annual meeting, and intend to do so again at the next annual meeting to be held in 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: July 25, 2013

Inter Parfums, Inc. By: /s/ Russell Greenberg Russell Greenberg, Executive Vice President and Chief Financial Officer